Exhibit 10.51

Convertible Note Subscription Agreement (Series 2 Notes)

Vast Solar Pty Ltd (ACN 136 258 574)

Nabors Lux 2 S.a.r.l.

Date: 19 October 2023

Parties

1	Vast Solar Pty Ltd (ACN 136 258 574) of [***] (Company)

2	Nabors Lux 2 S.a.r.l. of [***] (Noteholder)

Background

A	The Company proposes to issue the Notes in accordance with the Note Terms and the Convertible Note Deed Poll.

B	The Noteholder has agreed to subscribe for its Series 2 Tranche 1 Notes.

C	By subscribing for Notes, the Noteholder agrees to be bound by the Note Terms.

The parties agree

1	Defined terms and interpretation

1.1	Definitions in the Dictionary

A term or expression starting with a capital letter:

(a)	which is defined in the Dictionary in Schedule 1 (Dictionary), has the meaning given to it in the Dictionary;

(b)	which is defined in the Corporations Act, but is not defined in the Dictionary, has the meaning given to it in the Corporations Act; and

(c)	which is defined in the GST Law, but is not defined in the Dictionary or the Corporations Act, has the meaning given to it in the GST Law.

1.2	Interpretation

The interpretation clause in Schedule 1 (Dictionary) sets out rules of interpretation for this agreement.

2	Series 2 Tranche 1 subscription

2.1	Subscription for Series 2 Tranche 1 Notes

Subject to the terms and conditions of this agreement, the Noteholder must subscribe for the Series 2 Tranche1 Notes and the Company must issue the Series 2 Tranche1 Notes to the Noteholder:

(a)	for the Series 2 Tranche 1 Subscription Amount;

(b)	on the Series 2 Tranche 1 Completion Date;

(c)	free from any Security Interest; and

(d)	on and subject to the Note Terms.

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2.2	Conditions precedent

Clause 2.1 and clause 2.5 are not binding until the Noteholder has paid to the Company the Series 2 Tranche 1 Subscription Amount in accordance with clause 2.4.

2.3	Series 2 Tranche 1 Completion Date

Subject to clause 2.2, Series 2 Tranche 1 Completion must take place at 11:00am (Sydney time) at the offices of the Company on the date which is two Business Days from the date of this agreement, or any other time and place agreed between the Company and the Noteholder.

2.4	Noteholder’s obligations at Series 2 Tranche 1 Completion

At Series 2 Tranche 1 Completion, the Noteholder must:

(a)	subscribe for and accept the issue of the Series 2 Tranche 1 Notes; and

(b)	pay to the Company (or as it directs) the Series 2 Tranche 1 Subscription Amount in Immediately Available Funds.

2.5	Company’s obligations at Series 2 Tranche 1 Completion

(a)	At or before Series 2 Tranche 1 Completion, the Company must ensure that the directors of the Company hold a meeting at which the directors resolve to allot and issue the Series 2 Tranche 1 Notes to the Noteholder in consideration for the Series 2 Tranche 1 Subscription Amount.

(b)	At Series 2 Tranche 1 Completion, the Company must:

(i)	issue the Series 2 Tranche 1 Notes to the Noteholder; and

(i)	record the Noteholder as the holder of the Series 2 Tranche 1 Notes in the Register (as defined in the Convertible Note Deed Poll).

2.6	Interdependence of Series 2 Tranche 1 Completion obligations

(a)	The obligations of the Company and the Noteholder under clauses 2.4 and 2.5 are interdependent.

(b)	Unless otherwise stated, all actions required to be performed by a party at Series 2 Tranche 1 Completion are taken to have occurred simultaneously on the Series 2 Tranche 1e Completion Date.

(c)	Series 2 Tranche 1 Completion will not occur unless all of the obligations of the Company and the Noteholder under clauses 2.4 and 2.5 are complied with and are fully effective.

2.7	Agreement to serve as application

This agreement serves as an application by the Noteholder for the issue of its Series 2 Tranche 1 Notes on the Series 2 Tranche 1 Completion Date on the terms of this agreement and the Note Terms and accordingly it will not be necessary for the Noteholder to provide a separate (additional) application on or prior to the Series 2 Tranche 1 Completion Date.

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3	Warranties

3.1	Company warranties

The Company gives the representations and warranties in clause 18.1 of the Note Terms.

3.2	Relevant Noteholder warranties

The Noteholder gives the representations and warranties in clause 18.2 of the Note Terms.

4	GST

(a)	If GST is or becomes payable on a Supply made under or in connection with this agreement, an additional amount (Additional Amount) is payable by the party providing the Consideration for the Supply (Recipient) equal to the amount of GST payable on that Supply as calculated by the party making the Supply (Supplier) in accordance with the GST Law.

(b)	The Additional Amount payable under clause 4(a) is payable at the same time and in the same manner as the Consideration for the Supply but is only payable on receipt of a valid Tax Invoice.

5	General

5.1	Notices

(a)	Any notice or other communication given under this agreement including, but not limited to, a request, demand, consent or approval, to or by the Company or a Noteholder:

(i)	must be in legible writing and in English;

(ii)	must be addressed to the addressee at the address or email address set out below or to any other address or email address a party notifies the other under this clause:

(A)	if to the Company:

Address:	[***],
[***]
[***]

Attention:	Alec Waugh

Email:	[***]

with a copy (for information purposes only) to David Josselsohn, Partner, Gilbert + Tobin, at [***]; and

(B)	if to the Noteholder:

Address:	[***],
[***]

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Attention:	General Counsel

Email:	[***]

(iii)	must be signed by an officer of a sender which is a body corporate; and

(iv)	must be either:

(A)	delivered by hand or sent by pre-paid ordinary mail (by airmail if sent to or from a place outside Australia) to the addressee’s address; or

(B)	sent by email to the addressee’s email address; and

(v)	is deemed to be received by the addressee in accordance with clause 5.1(b).

(b)	Without limiting any other means by which a party may be able to prove that a notice has been received by another party, a notice is deemed to be received:

(i)	if sent by hand, when delivered to the addressee;

(ii)	if by post:

(A)	mailed within Australia, five Business Days after and including the date of postage/on delivery to the addressee; or

(B)	mailed from Australia to a location outside of Australia, 10 Business Days after and including the date of postage/one delivery to the addressee; and

(iii)	if sent by email:

(A)	when the sender receives an automated message confirming delivery; or

(B)	5 hours after the time sent (as recorded on the device from which the sender sent the email) unless the sender receives an automated message that the email has not been delivered,

whichever happens first,

but if the delivery or receipt is on a day which is not a Business Day or is after 5.00pm (addressee's time) it is regarded as received at 9.00am on the following Business Day.

(c)	In this clause a reference to an addressee includes a reference to an addressee's officers, agents or employees or a person reasonably believed by the sender to be an officer, agent or employee of the addressee.

5.2	Confidentiality

The Noteholder agrees to comply with the terms of the confidentiality deed entered into between Nabors Energy Transition Corp. and the Company on or about 19 August 2022.

5.3	Jurisdiction

This agreement is governed by the laws of New South Wales.

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5.4	Arbitration

(a)	Any dispute, controversy or claim arising out of, relating to or in connection with this Subscription Agreement, including any question regarding its existence, validity or termination must be referred to and finally resolved by arbitration in accordance with the Singapore International Arbitration Centre Rules (as currently adopted).

(b)	The appointing authority shall be the President of the Court of Arbitration of the Singapore International Arbitration Centre.

5.5	Invalidity

(a)	If a provision of this agreement, or a right or remedy of the Company or a Noteholder is invalid or unenforceable in a particular jurisdiction:

(i)	it is read down or severed in that jurisdiction only to the extent of the invalidity or unenforceability; and

(ii)	it does not affect the validity or enforceability of that provision in another jurisdiction or the remaining provisions in any jurisdiction.

(b)	This clause is not limited by any other provision of this agreement in relation to severability, invalidity or unenforceability.

5.6	Variation

No variation of this agreement is effective unless made in writing and signed by each party.

5.7	Cumulative rights

The rights and remedies of a party under this agreement do not exclude any other right or remedy provided by law.

5.8	Non-merger

No provision of this agreement merges on completion of any transaction contemplated by this agreement.

5.9	Payments

A payment which is required to be made under this agreement must be paid in Immediately Available Funds and in US$.

5.10	Counterparts

This agreement may be signed in any number of counterparts and all those counterparts together make one instrument.

5.11	Further assurances

Except as expressly provided in this agreement, each party must, at its own expense, do all things reasonably necessary to give full effect to this agreement and the matters contemplated by it.

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Schedule 1     —   Dictionary

1	Dictionary

In this agreement:

Business Day means a day on which banks are open for business in Sydney, Australia, excluding a Saturday, Sunday or public holiday.

Convertible Note Deed Poll means the convertible note deed poll executed by the Company on 14 February 2023, as amended by the amending deed poll dated on or around the date of this agreement.

Corporations Act means Corporations Act 2001 (Cth).

GST means goods and services tax under the GST Law.

GST Law has the same meaning as in A New Tax System (Goods and Services Tax) Act 1999.

Immediately Available Funds means cash, bank cheque or telegraphic or other electronic means of transfer of cleared funds into a bank account in clear funds without deduction, set-off or counterclaim unless expressly authorised by the terms of this agreement.

Note Terms means the terms of the Notes described in Schedule 3 of the Convertible Note Deed Poll.

Noteholder means Nabors Lux 2 S.a.r.l.

Notes means the convertible notes to be issued by the Company under this agreement with the rights described in the Note Terms.

Security Interest means a right, interest, power or arrangement in relation to an asset which provides security for the payment or satisfaction of a debt, obligation or liability including without limitation under a bill of sale, mortgage, charge, lien, pledge, trust, power, deposit, hypothecation or arrangement for retention of title, and includes an agreement to grant or create any of those things.

Series 2 Tranche 1 Completion means completion of the subscription for the Series 2 Tranche 1 Notes by the Noteholder pursuant to clause 2 of this agreement.

Series 2 Tranche 1 Completion Date means the date of Series 2 Tranche 1 Completion.

Series 2 Tranche 1 Notes means the 2,500,000 Notes to be issued by the Company under clause 2.5(b)(i) of this agreement.

Series 2 Tranche 1 Subscription Amount means US$2,500,000, being 2,500,000 Notes multiplied by the Note issue price of US$1 per Note.

Schedule 1 - Dictionary | Page | 6

2	Interpretation

In this agreement the following rules of interpretation apply unless the contrary intention appears:

(a)	headings are for convenience only and do not affect the interpretation of this agreement;

(b)	the singular includes the plural and vice versa;

(c)	words that are gender neutral or gender specific include all genders;

(d)	where a word or phrase is given a particular meaning, other parts of speech and grammatical forms of that word or phrase have corresponding meanings;

(e)	the words 'such as', 'including', 'particularly' and similar expressions are not used as, nor are they intended to be, interpreted as words of limitation;

(f)	a reference to:

(i)	a person includes a natural person, partnership, joint venture, government agency, association, corporation or other body corporate;

(ii)	a thing (including, but not limited to, a chose in action or other right) includes a part of that thing;

(iii)	a party includes its successors and permitted assigns;

(iv)	a document includes all amendments or supplements to that document;

(v)	a clause, term, party, schedule or attachment is a reference to a clause or term of, or party, schedule or attachment to this agreement;

(vi)	this agreement includes all schedules and attachments to it;

(vii)	a law includes a constitutional provision, treaty, decree, convention, statute, regulation, ordinance, by-law, judgment, rule of common law or equity or a rule of an applicable financial market and is a reference to that law as amended, consolidated or replaced;

(viii)	an agreement other than this agreement includes an undertaking, or legally enforceable arrangement or understanding, whether or not in writing; and

(ix)	a monetary amount is in United States dollars;

(g)	an agreement on the part of two or more persons binds them severally;

(h)	when the day on which something must be done is not a Business Day, that thing must be done on the following Business Day;

(i)	in determining the time of day, where relevant to this agreement, the relevant time of day is:

(i)	for the purposes of giving or receiving notices, the time of day where a party receiving a notice is located; or

(ii)	for any other purpose under this agreement, the time of day in the place where the party required to perform an obligation is located; and

(j)	no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this agreement or any part of it.

Schedule 1 - Dictionary | Page | 7

Execution pages

Signed as an agreement.

Company

Signed, sealed and delivered by Vast Solar Pty. Ltd. in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Craig Wood	/s/ Colin R. Sussman
Signature of director	Signature of director/secretary

Craig Wood	Colin R. Sussman
Name of director (print)	Name of director/secretary (print)

Project Neptune – Convertible Note Subscription Agreement (Series 2 Notes) – Execution Page

Noteholder

Executed by Nabors Lux 2 S.a.r.l.:

Henricus Reindert Petrus Pollmann Class A Manager

Project Neptune – Convertible Note Subscription Agreement (Series 2 Notes) – Execution Page